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                                                                    EXHIBIT 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We consent to the inclusion in this registration statement on Form S-1 (File No. 333-00161) of our report dated February 13, 1996, on our audit of the financial statements of Clinitec International, Inc. We also consent to the reference to our firm under the caption "Experts."



COOPERS & LYBRAND L.L.P.



Philadelphia, Pennsylvania


February 14, 1996